TRADE PAYABLES	9 Months Ended
Sep. 30, 2025
Notes and other explanatory information [abstract]
TRADE PAYABLES

15. TRADE PAYABLES

	As of September 30, 2025	As of December 31, 2024
	USD’000	USD’000
Trade payables	1,930	831

Trade payables are denominated in Renminbi, non-interest bearing and generally settled within 120-day terms. All of the trade payables are expected to be settled within one year. The carrying value of trade payables is considered to be a reasonable approximation of fair value.